UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2022 (January 13, 2022)

ISUN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37707	42-2150172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Avenue D, Suite 10, Williston, Vermont 05495
(Address of Principal Executive Offices) (Zip Code)

(802) 658-3378
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ISUN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 13, 2022, the Company reconvened a Special Meeting of Stockholders, originally convened and adjourned on December 17, 2021 (the “Special Meeting”). At the reconvened Special Meeting, there were 7,590,508 shares of Common Stock present at the Special Meeting in person or by proxy, which represented 69.85% of the voting power of the shares of Common Stock entitled to vote at the Special Meeting, and which constituted a quorum for the transaction of business. Holders of Common Stock were entitled to one vote for each share held as of the close of business on October 18, 2021. At the Special Meeting, the Company’s stockholders approved the following described in more detail in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on November 18, 2021 (the “Proxy Statement”).

Proposal 1. To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reduce the percentage of outstanding shares required to approve an Amendment to the Certificate of Incorporation from 66.667% to a simple majority, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation.

For	Against	Abstentions	Broker Non-Votes
7,279,813	306,080	4,615	(0)

Proposal 1 was approved.

Proposal 2. To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to allow for any action required or permitted to be taken by the stockholders of the Company to be effected by written consent, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation.

For	Against	Abstentions	Broker Non-Votes
7,289,157	271,402	20,949	(0)

Proposal 2 was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2022

iSun, Inc.

By:	/s/ Jeffrey Peck
Name:	Jeffrey Peck
Title:	Chief Executive Officer